THE GABELLI BLUE CHIP VALUE FUND

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2001

                                       [PHOTO OMITTED OF BARBARA G. MARCIN, CFA]
                                                          BARBARA G. MARCIN, CFA

TO OUR SHAREHOLDERS,

      At times over the past month it has seemed trivial to be concentrating on immediately assessing the impact of the September 11th attacks on each of our companies' sales, earnings, cash flow and growth rates. It felt trivial because of the huge loss of lives, especially those who were our friends and acquaintances. The loss of lives and property has had a direct and indirect impact on everyone's life. The only word for that day and subsequent events is unthinkable.

      It is amazing that these people took such advantage of the strengths of our nation to wreak such destruction. A tremendous strength of our nation over the past two hundred years has been our attraction for and welcoming of immigrants who are looking to make better lives for themselves and participate in the forward looking vision that America encompasses. People who have immigrated to the United States have powered our country and its business, and include some of our most successful entrepreneurs, inventors, composers, and chief executive officers. They will continue to be a huge strength of our nation and one of the inputs that helps us to achieve strong growth and innovation in our businesses. Yet the people who flew those planes took advantage of this admirable strength, and lived and moved freely as ordinary immigrants as our society allows.

      Our country is always looking forward, and that is a tremendous advantage of our nation. We hope that not only will we have prospects, but that the next generation will have new opportunities and inventions, and new ways to enjoy and experience life. For it had not even occurred to our law enforcers that there was the possibility of an organization whose members could easily be recruited and trained to take their lives, and that we could be vulnerable to attacks by suicide bombers. This was unimaginable, as we could not comprehend an organization that has guaranteed its own demise by preaching to its members that there is no future, and therefore no reason to actually accomplish or build anything of long-term value.

      The attack on September 11th cut short emerging indications that the U.S. economy was at least bottoming out, although not yet showing much sign of recovery. There was a growing conclusion that economic recovery would most likely not occur until 2002, instead of the second half of this year; nevertheless, there was a consensus that the worst was almost behind us, and that the dramatic cut in interest rates, along with tax rebates and lower energy prices would ensure the eventual rise in capital

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                                    QUARTER
                                                  --------------------------------------------
                                                    1ST         2ND         3RD          4TH         YEAR
                                                  -------------------------------------------------------
  2001:   Net Asset Value ....................    $12.33      $12.31       $9.84         --           --
          Total Return .......................      1.3%       (0.2)%     (20.1)%        --           --
-------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ....................    $12.40      $12.16      $13.23       $12.17       $12.17
          Total Return .......................      6.4%       (1.9)%       8.8%        (2.2)%       11.1%
-------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ....................      --          --         $9.54       $11.65       $11.65
          Total Return .......................      --          --         (2.9)%(b)    23.5%        17.8%(b)
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL RETURNS - SEPTEMBER 30, 2001 (A)
                 -----------------------------------------------
             1 Year .......................................(20.91)%
             Life of Fund (b) .............................   2.71%
--------------------------------------------------------------------------------

(a) Average annual and total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on August 26, 1999.

                                DIVIDEND HISTORY
--------------------------------------------------------------------------------
          PAYMENT (EX) DATE     RATE PER SHARE     REINVESTMENT PRICE
          -----------------     --------------     ------------------
          December 27, 2000         $0.770              $12.16
          December 27, 1999         $0.125              $11.33

--------------------------------------------------------------------------------

spending and economic recovery. As a result of the events of that day, the market is now discounting a new earnings reality which includes a sharp business slowdown for a quarter or two accompanied by a massive drop in earnings, and a period of uncertainty and lower confidence while we continue our military response and determine what resources we will have to divert to fight this war.

      Previously, we had been in a capital spending recession, as companies halted spending and worked through the inventory built up during the telecommunications and technology investment spending boom. The recession will now be more severe, as the consumer feels more uncertain and spends less for a period of time. We are therefore pushing out our expectation for an economic pickup to the second half of 2002, although after a more severe slowdown we could have a stronger recovery. The emotional market sell-off was not unwarranted over the short term. However, growth will return, and when it does hindsight will show that there is tremendous value in the U.S. stock market right now. In past market declines, stock prices have started to recover on average about six months prior to the bottom in reported earnings. In this steep economic downturn, the process of the markets correcting themselves, flushing out over-capacity, writing down bad debts and corporate consolidation is now even more rapid.

INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 2001, the Gabelli Blue Chip Value Fund (the "Fund") declined 20.06%, compared with a decline of 14.67% and 12.39% for the Standard & Poor's ("S&P") 500 Index and the Lipper Large-Cap Value Fund Average, respectively. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. For the trailing twelve-month period, the Fund fell 20.91%, versus a decline of 26.61% and 12.34% for the S&P 500 Index and the Lipper Large-Cap Value Fund Average, respectively. For the past nine months through September 30, 2001, the Fund declined 19.15% while the S&P 500 Index and the Lipper Large-Cap Value Fund Average declined 20.38% and 14.57%, respectively. Since inception on August 26, 1999 through September 30, 2001, the Fund had a cumulative total return of 5.78%, which equates to an average annual return of 2.71%. Performance in the third quarter was hurt in general by the abrupt re-valuation of companies whose upside was dependent in part on an economic recovery, and whose prospects over the near term will suffer the impact of a business slowdown the most. These included companies whose earnings depend upon consumer spending and travel, such as Cendant and the Walt Disney Company; a company like Honeywell, with its aerospace business; and companies like Compaq Computer, Nextel and Qwest, whose recovery from the technology and telecommunications spending trough has been pushed out.

      Of course, all the companies and sectors in the market have had an abrupt re-valuation depending upon their exposure to reduced spending by consumers or businesses over the next two quarters and beyond. The holdings in the Fund which held up, and even appreciated, in the second quarter are companies whose earnings are relatively unexposed to further drops in consumer spending. These included some of the telecommunications companies, such as Verizon, BellSouth, SBC Communications, Sprint and WorldCom, as well as Philip Morris, which sells food and tobacco, and American Home Products and Schering Plough, which manufacture pharmaceuticals. Similarly, companies that sell to the telecommunications carriers have recovered their initial value drop, with Lucent and Motorola climbing back to pre-attack values, perhaps indicating that the bear market experienced prior to the attack was already offering some trough valuations.

COMMENTARY

      This period is as or more stressful than any in American history, with daily stock market returns currently affected by news reports of fighting in Afghanistan and discoveries of anthrax contamination. And the additional slowdown will certainly feel miserable for the next six months. But it is worthwhile now to remember that periods of crisis offer remarkable long-term returns. Now and for a while investors are demanding a bigger premium for the uncertainty of the earnings of companies that are affected in the shorter term. But while we are expecting a much weaker economy now, we can expect a stronger recovery in the second half of next year. This is a possibility because of the unprecedented amount of stimulus being put into the economy, and because we have already been through a year and a half of a capital spending slowdown as we worked through the excess capacity from the telecommunications and technology spending bubble of the late 1990s.

      We continue to review the sales, earnings, cash flow and longer-term growth opportunities for each of our holdings to make sure that we own the companies that have the best absolute and relative performance opportunities.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

One of the Fund's largest holdings, CENDANT CORP. (CD - $12.80 - NYSE), declined 35% initially. Investors became concerned about its exposure to travel, and with the franchise names that it owns, including Ramada Inns and Avis. In addition, the company has completed two on-line travel related acquisitions, which are key to the company's strategy of using its tremendous cash flow to make acquisitions to enhance its growth. We have re-assessed the outlook for Cendant, factoring in a weaker travel environment for six months and a weaker economy for the next twelve months, and believe the company is extremely undervalued and that it will reach a much higher valuation over the next twelve months.

LUCENT TECHNOLOGIES INC.'S (LU - $5.73 - NYSE) recovery is postponed with the worsening macroeconomic conditions as the major telecommunications providers have announced cuts in their capital spending for this year. However, the main reason to own the company is the existing relationships and the large installed base that Lucent has with the largest carriers here and overseas. As a result, Lucent continues to get its share of the spending that there has been, as companies have continued to spend on wireless networks and will benefit the most when capital expenditures are resumed. In addition, the severe restructuring that the company was forced to take has enabled it to dramatically reduce operating expense and improve profitability which will be evident in a recovery.

PHILIP MORRIS COMPANIES INC. (MO - $48.29 - NYSE) has been an outperformer, as investors currently appreciate that consumer spending on food and tobacco is relatively insulated. The stock's low valuation, strong brands including Kraft Foods and Miller Brewing, leading market positions, and consistent sales growth should help it continue to outperform, especially through this period of uncertainty. Philip Morris' earnings will prove relatively robust, and are on target to achieve growth of about 10% this year.

Another defensive holding has been AMERICAN HOME PRODUCTS (AHP - $58.25 - NYSE), which manufactures pharmaceuticals and cold and allergy remedies, and is therefore relatively immune to discretionary spending cuts by consumers. With financial reserves for the diet drug litigation behind it, the company's dependable mid-teens earnings growth over the next couple of years, along with a well-diversified group of products, should continue to drive its re-valuation upward as a premier pharmaceutical company.

COMPAQ COMPUTER CORP. (CPQ - $8.31 - NYSE) agreed to be acquired by Hewlett Packard on September 4th, and the lack of premium here as well as doubts about Hewlett's CEO, Carly Fiorina, hurt Compaq's price. These two companies believe that they will be able to win a bigger share of market by combining their products. Increasingly, businesses want one company to oversee a large portion of their information technology spending, rather than working with a number of different vendors with varied pricing and incompatible technologies. At the moment, this longer-term story is overshadowed by the slump in technology spending and the trough valuations on earnings and sales. We believe there is the potential for recovery within the next twelve months.

BAKER HUGHES INC. (BHI - $28.95 - NYSE) and THE WILLIAMS COMPANIES INC. (WMB - $27.30 - NYSE) are two companies with tremendous value, particularly after the decline in energy prices after the attack, based on fears of an extended air travel slowdown and a weaker global economy. We see substantial upside potential in these companies over the next twelve months. Even with reduced earnings over the shorter term, the valuations in our energy holdings, including CONOCO INC. (COCB - $25.34 - NYSE) and EOG RESOURCES INC. (EOG - $28.93 - NYSE), are at the lower end of historical ranges relative to the market. There is substantial upside both as energy prices recover and as the market recovers.

SPRINT FON GROUP (FON - $24.01 - NYSE) is an extremely solid value now. Recently, the company announced a cut in its capital spending, ending a project to upgrade its systems to expand broadband capabilities. This has the effect of improving the earnings and balance sheet, and making the company more attractive as a potential purchase by one of the major regional telephone companies. Sprint has good customer relationships, particularly in the large business market, and a strong brand name, which is attractive to the regional bell operating companies who now want to increase their sales of services to businesses. We will probably have to wait for a much higher price when consolidation resumes in the telecommunications sector, perhaps in the middle of next year. Similarly, WORLDCOM INC. (WCOM - $15.04 - Nasdaq) is concentrating more on profitability and will eventually be acquired. The large, established telephone companies in the portfolio, such as VERIZON COMMUNICATIONS INC. (VZ - $54.11 - NYSE), SBC COMMUNICATIONS INC. (SBC - $47.12
- NYSE) and BELLSOUTH CORP. (BLS - $41.55 - NYSE), have recently become relatively more attractive to investors versus the rest of the market because their local phone business is not affected as much by the economic slowdown. In addition, these companies all announced cuts in capital spending, and possess strong balance sheets and good cash flow to weather out the slowdown.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         WHO                WHEN
                         ---                ----
      Special Chats:     Mario J. Gabelli   First Monday of each month
                         Howard Ward        First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                         NOVEMBER           DECEMBER          JANUARY
                         --------           --------          -------
      1st Wednesday      Lynda Calkin       Caesar Bryan       Walter Walsh
      2nd Wednesday      Walter Walsh       Ivan Arteaga       Lynda Calkin
      3rd Wednesday      Laura Linehan      Tim O'Brien        Tim O'Brien
      4th Wednesday      Barbara Marcin     Barbara Marcin     Caesar Bryan
      5th Wednesday                                            Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      We have looked at what might be the short and long-term effects on business, and have gone over the investment case for each company that we own, in order to determine that they have the best absolute and relative prospects for performance over the next one to three years. While it is easy to find long-term values in the market right now, it is more important than ever to try to determine the time frame within which the higher valuation of a particular stock and company can be reached. There is no doubt that there is value in the market now relative to a recovery in the economy and in confidence. We all know that market returns might average 10% annually over a long period of time, but these returns are extremely uneven on an annual basis. Counterintuitively, this should be one of the more obvious times to invest, as a large amount of negatives are most certainly priced in. Whether or not we have seen the bottom, which we believe, or if we still have a difficult couple of quarters ahead of us, as we also believe is possible, there is no question that within a year or possibly two some of these negatives will have abated and prices will be higher, perhaps significantly so. The companies in the Gabelli Blue Chip Value Fund are purchased because they have good businesses with good intermediate and longer-term fundamentals, but are suffering for a shorter-term reason, and this has never been more true than it is today.

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GABBX. Please call us during the business day for further information.

                                                   Sincerely,
                                                   /S/ BARBARA G. MARCIN, CFA
                                                   BARBARA G. MARCIN, CFA
                                                   Portfolio Manager

October 30, 2001

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 2001
                               ------------------
    Lucent Technologies Inc.                    Compaq Computer Corp.
    Sprint FON Group                            Philip Morris Companies Inc.
    American Home Products Corp.                Baker Hughes Inc.
    Cendant Corp.                               Motorola Inc.
    Williams Companies Inc. (The)               WorldCom Inc. - WorldCom Group
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI BLUE CHIP VALUE FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                MARKET
  SHARES                                                        VALUE
  ------                                                        ------
              COMMON STOCKS -- 90.6%
              AEROSPACE -- 1.4%
      6,800   Raytheon Co.+ ...............................   $   236,300
     12,900   Rockwell Collins Inc. .......................       183,180
     12,900   Rockwell International Corp. ................       189,372
                                                              -----------
                                                                  608,852
                                                              -----------
              BUSINESS SERVICES -- 5.0%
    165,300   Cendant Corp.+ ..............................     2,115,840
                                                              -----------
              CABLE -- 1.9%
     20,000   Cablevision Systems Corp., Cl. A+ ...........       818,800
                                                              -----------
              COMMUNICATIONS EQUIPMENT -- 14.4%
    163,300   Agere Systems Inc., Cl. A+ ..................       674,429
     29,000   Cisco Systems Inc.+ .........................       353,220
     36,400   Corning Inc. ................................       321,048
    515,300   Lucent Technologies Inc. ....................     2,952,669
     92,800   Motorola Inc. ...............................     1,447,680
     70,000   Nortel Networks Corp. .......................       392,700
                                                              -----------
                                                                6,141,746
                                                              -----------
              COMPUTER HARDWARE -- 4.1%
    209,900   Compaq Computer Corp. .......................     1,744,269
                                                              -----------
              COMPUTER SOFTWARE AND SERVICES -- 0.6%
     21,000   EMC Corp.+ ..................................       246,750
                                                              -----------
              CONSUMER PRODUCTS -- 5.2%
     36,400   Mattel Inc. .................................       570,024
     34,300   Philip Morris Companies Inc. ................     1,656,347
                                                              -----------
                                                                2,226,371
                                                              -----------
              DIVERSIFIED INDUSTRIAL -- 1.9%
     31,000   Honeywell Inc. ..............................       818,400
                                                              -----------
              ELECTRONICS -- 1.5%
     19,200   Analog Devices Inc.+ ........................       627,840
                                                              -----------
              ENERGY AND UTILITIES -- 13.4%
     52,100   Baker Hughes Inc. ...........................     1,508,295
      4,200   Burlington Resources Inc. ...................       143,682
     49,200   Conoco Inc., Cl. B ..........................     1,246,728
     18,100   EOG Resources Inc. ..........................       523,633
      8,600   Kinder Morgan Inc. ..........................       423,206
     67,300   Williams Companies Inc. (The) ...............     1,837,290
                                                              -----------
                                                                5,682,834
                                                              -----------
              ENTERTAINMENT -- 2.8%
      9,000   AOL Time Warner Inc.+ .......................       297,900
     48,000   Disney (Walt) Co. ...........................       893,760
                                                              -----------
                                                                1,191,660
                                                              -----------
              FINANCIAL SERVICES -- 5.2%
     16,600   Lehman Brothers Holdings Inc. ...............       943,710
     39,300   Providian Financial Corp. ...................       791,895
     40,000   Schwab (Charles) Corp. ......................       460,000
                                                              -----------
                                                                2,195,605
                                                              -----------

                                                                MARKET
  SHARES                                                        VALUE
  ------                                                        ------
              HEALTH CARE -- 7.7%
     41,200   American Home Products Corp. ................   $ 2,399,900
     23,400   Schering-Plough Corp. .......................       868,140
                                                              -----------
                                                                3,268,040
                                                              -----------
              PAPER AND FOREST PRODUCTS -- 2.1%
     25,400   International Paper Co. .....................       883,920
                                                              -----------
              TELECOMMUNICATIONS -- 17.5%
      8,500   ALLTEL Corp. ................................       492,575
     13,300   BellSouth Corp. .............................       552,615
     35,733   Qwest Communications International Inc.+ ....       596,741
      9,200   SBC Communications Inc. .....................       433,504
    110,500   Sprint FON Group ............................     2,653,105
     24,000   Verizon Communications ......................     1,298,640
     92,400   WorldCom Inc. - WorldCom Group+ .............     1,389,696
                                                              -----------
                                                                7,416,876
                                                              -----------
              TRANSPORTATION -- 1.6%
     34,200   Ryder System Inc. ...........................       683,658
                                                              -----------
              WIRELESS COMMUNICATIONS -- 4.3%
     72,200   AT&T Wireless Services Inc.+ ................     1,078,668
     87,000   Nextel Communications Inc., Cl. A+ ..........       751,680
                                                              -----------
                                                                1,830,348
                                                              -----------
              TOTAL COMMON STOCKS .........................    38,501,809
                                                              -----------
   PRINCIPAL
    AMOUNT
   ---------
              U.S. GOVERNMENT OBLIGATIONS -- 6.7%
 $2,871,000   U.S. Treasury Bills,
               1.83% to 2.36%++,
               due 10/18/01 to 12/27/01 ...................     2,856,430
                                                              -----------
              TOTAL INVESTMENTS -- 97.3%
                (Cost $53,613,414) ........................    41,358,239

              OTHER ASSETS AND
                LIABILITIES (NET) -- 2.7% .................     1,145,291
                                                              -----------
              NET ASSETS -- 100.0% ........................   $42,503,530
                                                              ===========
------------------------
+    Non-income producing security.
++   Represents annualized yield at date of purchase.

                        THE GABELLI BLUE CHIP VALUE FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                                BOARD OF TRUSTEES
Mario J. Gabelli, CFA                         Mary E. Hauck
CHAIRMAN AND CHIEF                            (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER                            GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC.                 MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita                           Karl Otto Pohl
ATTORNEY-AT-LAW                               FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.                     DEUTSCHE BUNDESBANK

Vincent D. Enright                            Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT                  MEDICAL DIRECTOR
AND CHIEF FINANCIAL OFFICER                   LAWRENCE HOSPITAL
KEYSPAN ENERGY CORP.

                         OFFICERS AND PORTFOLIO MANAGER
Mario J. Gabelli, CFA                         Barbara G. Marcin, CFA
PRESIDENT AND CHIEF                           PORTFOLIO MANAGER
INVESTMENT OFFICER

Bruce N. Alpert                               James E. McKee
VICE PRESIDENT AND TREASURER                  SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Blue Chip Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB402Q301SR


                                        [PHOTO OMITTED OF MARIO J. GABELLI, CFA]
                                                           MARIO J. GABELLI, CFA


THE
GABELLI
BLUE CHIP VALUE
FUND


                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2001